SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Registrant       X
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement        Confidential, for Use of
the
                                   Commission Only (as permitted
                                   by Rule 14a-6(e)(2))


X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
12

                      Diehl Graphsoft, Inc.
        (Name of Registrant as Specified in its Charter)


  (Name of Person(s) Filing Proxy Statement, if Other Than the
                           Registrant)
Payment of Filing Fee (Check the appropriate box):
     X    No fee required.
          Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.
          1) Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which
transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


               Fee paid previously with preliminary materials:

               Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement no.:


          3)   Filing Party:


          4)   Date Filed:

                      DIEHL GRAPHSOFT, INC.
                     10270 Old Columbia Road
                            Suite 100
                    Columbia, Maryland  21046

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD NOVEMBER 4, 1997

          TO THE SHAREHOLDERS OF DIEHL GRAPHSOFT, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Diehl Graphsoft, Inc. (the
"Company"), will be held at the Columbia Inn, Wincopin Circle, Columbia, Maryland 21044 at 10:00 a.m., on November 4, 1997 for the following purposes:

     1) To elect Directors to serve until the 1998 Annual Meeting of Shareholders (Proposal 1);

     2) To consider a proposal to adopt the Amended and Restated Stock Option Plan (Proposal 2);

     3) To consider a proposal to ratify the selection of Ernst & Young LLP to audit the Company's books and records for the fiscal year ending May 31, 1998 (Proposal 3); and

     4) To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

All of the foregoing is more fully set forth in the Proxy
Statement accompanying this Notice.

     The transfer books of the Company will close as of the end of business on September 26, 1997 (the "Record Date") for purposes of determining shareholders who are entitled to notice of and to vote at the Annual Meeting, but will not be closed for any other purpose.

     All shareholders are cordially invited to attend the Annual Meeting in person. If you cannot attend the Meeting, please take the time to promptly sign, date and mail the enclosed proxy in the envelope we have provided. If you attend the Annual Meeting and decide that you want to vote in person, you may revoke your proxy. The Board of Directors recommends that you vote in favor of the nominees for directors and the described proposals to be considered at the meeting.

By Order of the Board of Directors


                                   /s/
                              Joseph Schmelzle
                              Secretary
October 14, 1997

THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND IS REVOCABLE AT ANY TIME PRIOR TO BEING EXERCISED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS THEREON. IF A CHOICE IS NOT INDICATED, HOWEVER, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, IN FAVOR OF THE AMENDED AND RESTATED STOCK OPTION PLAN, IN FAVOR OF THE RATIFICATION OF THE SELECTION OF AUDITORS AT THE ANNUAL MEETING, AND IN THE BEST JUDGMENT OF THE PROXIES CONCERNING ANY OTHER MATTERS CONSIDERED AT THE MEETING.

                      DIEHL GRAPHSOFT, INC.
                     10270 Old Columbia Road
                            Suite 100
                    Columbia, Maryland  21046

                 Annual Meeting of Shareholders
                        November 4, 1997



                         PROXY STATEMENT



                     SOLICITATION OF PROXIES

     This  proxy  statement ("Proxy Statement") is  furnished  in connection with the solicitation of proxies by the Board of Directors of Diehl Graphsoft, Inc. (the "Company") for use at the Company's 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Columbia Inn, located at Wincopin Circle, Columbia, Maryland 21044, on November 4, 1997 at 10:00 a.m. local time.
     All shareholders of record as of the close of business on September 26, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
     The Company will pay the cost of proxy solicitation. In addition to the solicitation of proxies by use of the mails, directors, officers and other employees of the Company may solicit proxies in person or by telephone, telegram, facsimile or other electronic means. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.
    It is anticipated that this Proxy Statement and the enclosed proxy will first be mailed to the Company's shareholders on or about October 14, 1997.
    A proxy for use at the Annual Meeting and a return envelope are enclosed. Shares of the Company's common stock, par value $0.01 per share ("Common Stock"), represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. Pursuant to the terms of the proxy, if no instructions are indicated, such shares will be voted "FOR" the election of the nominee as director, in favor of the Amended and Restated Stock Option Plan, in favor of the ratification of the selection of auditors at the Annual Meeting, and in the best judgment of the proxies concerning any other matters considered at the meeting. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein, although the Board of Directors does not know of any other matters to be presented at the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.
    A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by: (1) giving written notice of revocation to the Secretary of the Company; (2) properly submitting to the Company a duly executed proxy bearing a later date; or (3) voting in person at the Annual Meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows:
Diehl Graphsoft, Inc., 10270 Old Columbia Road, Suite 100, Columbia, Maryland 21046, Attention: Corporate Secretary.

Annual Report

     The Annual Report of the Company for the fiscal year ending May 31, 1997, including Financial Statements, is enclosed with this Proxy Statement. Shareholders may also obtain a copy of the Annual Report on Form 10-KSB without charge upon written request addressed to Joseph Schmelzle, Secretary, Diehl Graphsoft, Inc., 10270 Old Columbia Road, Suite 100, Columbia, Maryland 21046.

          EQUITY SECURITIES AND CERTAIN HOLDERS THEREOF

           All holders of record of the Company's Common Stock at the close of business on September 26, 1997, will be eligible to vote at the Annual Meeting.  As of September 26, 1997,  3,142,729
shares of the Common Stock were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter brought before the shareholders for a vote at the Annual Meeting. As of September 26, 1997, the directors and officers of the Company have the power to vote approximately 66% of the outstanding shares of Common Stock. The Company's directors and officers have advised the Company that they intend to vote the shares under their control in favor of the proposals set forth in this Proxy Statement.

     The presence, in person or by proxy, of the stockholders entitled to cast a majority of the votes will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast in person or by proxy, abstentions and broker non-votes will be considered in the determination of whether a quorum is present.

      The following table sets forth certain information with respect to the beneficial ownership of Common Stock for (i) each of the Company's directors and nominees, each of the Company's executive officers named in the Summary Compensation Table below (see "Executive Compensation and Other Information"), and all directors, nominees and executive officers of the Company as a group, and (ii) each person known by the Company to own more than 5% of the Company's Common Stock as of the Record Date, except where another date is indicated below, based solely on the contents of Schedules 13D filed with the Securities and Exchange Commission as of the Record Date.

Name and Address of      Number of Shares  Percent of
Beneficial Owner         Owned (1)         Class

Richard Diehl (2)
President and Director   1,933,055         60.51

Donald Webster
Vice President           20,000(3)         *

Joseph Schmelzle
Treasurer/Secretary and  110,250           3.51
Director
Sean Flaherty
Vice President,          29,900(3)         *
Engineering
Richard Hug
Director                 1,000             *

Frederic Unger
Director                 0                 0

All officers and
directors                2,094,205         66.64
  as a group (6 persons)

*  Less than 1% of shares outstanding.
(1) The designated owner has voting and investment power with respect to the shares.
(2)  Mr.  Diehl's  address  is  c/o Diehl  Graphsoft,  10270  Old
Columbia Road, Suite 100, Columbia, Maryland 21046.
(3)  Includes options to purchase 20,000 shares of Common Stock.


Interests of Management and Others in Certain Transactions

     The Company paid for accounting, management and financial services rendered to corporations wholly-owned by Joseph
Schmelzle, $30,000 in fiscal 1996 and $28,500 in fiscal 1997.
These amounts were based on rates which the Company negotiated at arms length.

               ELECTION OF DIRECTORS (PROPOSAL 1)

      Two  directors  are to be elected at the meeting  to  serve their  specified terms or until their successors are elected  and
qualified.   The Board of Directors has nominated  the  following
persons for election as Directors:

                                      Year of
    Name           Class of        Expiration of
                   Director            Term

  Frederic            III              1999
    Unger
 Richard Hug           I               2000




The shares represented by the proxies solicited hereby will be voted "FOR" the election of the persons named unless authorization to do so is withheld in the proxy. The election of the nominees requires a plurality of the votes cast at the annual meeting. Unless directed to the contrary, proxies will be voted for the election of such nominees.

     The directors are divided into three classes, denominated as Class I, Class II, and Class III, with the terms of office of each Class expiring at the 1997, 1998 and 1999 annual meetings of stockholders, respectively. At each annual meeting following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term to expire at the third succeeding annual meeting of stockholders after their election. The directors were initially divided into classes as follows: Class I: Richard Hug; Class II:
Joseph Schmelzle; Class III: Richard Diehl. The directors voted in December 1996, pursuant to Company Bylaws to expand the number of members serving the Board from three to four, and to elect Frederic Unger to fill the resulting vacancy as a Class III director, to serve until the next annual shareholders meeting.

     There are no family relationships among any of the Company's directors and executive officers.

      Each nominee informed the Company that he will be available to serve as a director. The other members of the Board of Directors who are not currently standing for election continue to be available to serve. Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

     The Board of Directors recommends a vote FOR each nominee.

                  Direct  Class
Name        Age     or      of      Recent Business Experience
                  Since  Directo
                            r


Richard Hug 62     1996     I     Mr. Hug had been employed by
                                  Environmental Elements
                                  Corporation since 1974, and
                                  became Chairman and Chief
                                  Executive Officer in 1985.  He
                                  resigned as Chief Executive
                                  Officer in 1990 and as
                                  Chairman in 1995.  Mr. Hug
                                  serves as President of The
                                  Great American Car Wash, Inc.,
                                  Deco-Sign Products Inc. and
                                  Hug Enterprises, Inc., all
                                  unrelated private companies in
                                  which he holds ownership
                                  interests.

Joseph      42     1985     II    Mr. Schmelzle is a Certified
Schmelzle                         Public Accountant who has
                                  served the Company as
                                  Treasurer and Chief Financial
                                  Officer since its inception,
                                  and as Secretary since 1993.
                                  He also serves as President of
                                  JJ Schmelzle & Co., P.C. and
                                  Joseph J. Schmelzle & Assoc.,
                                  Inc., both unrelated private
                                  companies which he owns, that
                                  have provided accounting and
                                  financial consulting services
                                  since 1991.  Mr. Schmelzle
                                  received a B.S. from Clarkson
                                  College in 1977, and an M.B.A.
                                  from the University of
                                  Rochester in 1979.

Richard     42     1985    III    Mr. Diehl has served as
Diehl                             President and Chief Executive
                                  Officer of the Company since
                                  its inception.  Mr. Diehl
                                  received a B.S. from Towson
                                  State University in 1980, and
                                  an M.S. from Johns Hopkins
                                  University in 1984.

Frederic    58     1996    III    Mr. Unger is the founder and
Unger                             majority stockholder of
                                  Digital Press, a Company which
                                  he has served as President
                                  since 1991.  He has also
                                  served as Director of AEC
                                  Software since 1986, a Company
                                  in which he was a founder and
                                  still retains an equity
                                  interest.

      Information as to the directors' beneficial ownership of Common Stock is set forth above, under "Equity Securities and Certain Holders Thereof."

     The  Board  of  Directors established an Audit Committee  in
December 1996 to oversee actions taken by the Company's independent auditors, to recommend the engagement of auditors, and to review any internal audits the Company may perform. The current members of the Audit Committee are Richard Diehl, Richard Hug and Frederic Unger. The Audit Committee did not meet during fiscal 1997.

     During fiscal year 1997, the Board of Directors held four meetings. No director attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

     During fiscal year 1997, outside directors who are not employed in any other capacity by the Company received annual fees of $5,000, of which 50% is payable in Company stock, for serving on the Board of Directors and the Audit Committee. Inside directors, who also serve as officers of the Company, receive no additional compensation for their services as directors.


             EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Executive Officers

           The following information is provided with respect to officers who are not also directors of the Company.

      Donald Webster, age 49, Vice President of the Operations, has been with the Company since 1992. From 1987 until 1992, he was the Director of Communication Services for Arthur Young & Co. in its National Marketing Office in Reston, Virginia working primarily with video production.

           Sean Flaherty, age 28, Vice President of Engineering, has been with the Company since 1985. He was initially employed as a software programmer. In 1991, he was appointed Vice President, assuming day to day responsibility for engineering operations.

Cash Compensation

     Cash compensation which was earned for services in all capacities for 1995, 1996 and 1997 fiscal years and which the Company paid to or accrued for the Chief Executive Officer during the last fiscal year (the "Named Executive Officer") is set forth in the following table. No other executive officer of the
Company is a Named Executive Officer, as none has the minimum required annual salary and bonus to be deemed as such.

                   Summary Compensation Table

                                                             Long-Term
                                                        Compensation Awards


                                                         Numbers of
                                                         Securities
                                  Annual Compensation    Underlying
          Name and Principal    Fisca   Salary   Bonus   Options(#)
           Position               l       ($)     ($)
                                 Year
          Richard Diehl          1997  169,000    5,548      0
          President              1996  169,000   23,914      0
                                 1995  140,000   59,361      0



Option Grants

     No options to purchase Common Stock have been granted to the Named Executive Officer in fiscal 1997.

Fiscal 1997 Stock Option Exercises and Year-End Option Values

     The Named Executive Officer did not exercise any stock options during the last fiscal year and owns no stock options.

Employment Agreements

      Effective November 1, 1993, the Company entered into a two year employment contract with Richard Diehl which provides for salary of $140,000 per annum. In addition, Mr. Diehl receives life insurance equal to twice his annual salary, disability insurance, vacation pay, sick leave and use of a Company car. This agreement has been renewed through October 31, 1997 at an annual salary of $169,000 per annum.

  CONSIDERATION OF PROPOSAL TO ADOPT AMENDED AND RESTATED STOCK
                           OPTION PLAN
                         (PROPOSAL NO. 2)

     The Company's Board of Directors has amended and restated the Stock Option Plan of Diehl Graphsoft, Inc. to (i) increase the number of shares issuable pursuant to options granted under the plan, (ii) expand the types of options available for award under the plan, and (iii) otherwise modify the terms and conditions of the plan. The Board of Directors has approved and recommends that the stockholders approve the Diehl Graphsoft Amended and Restated Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company (1) by providing employees and other key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) by enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

     The complete text of the Plan appears as Exhibit 1 to this Proxy Statement. The main features of the Plan are outlined below, but the outline is qualified by reference to the complete text of the Plan.

     Persons eligible to participate in the Plan are all employees, directors, officers and other key contributors (including independent contractors, consultants and advisors) of the Company, or any Parent or Subsidiary of the Company, as may be selected by the Board of Directors from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options qualifying under
Section 422 of the Internal Revenue Code ("ISOs"), shall be limited to employees of the Company or of any Parent or Subsidiary of the Company. The approximate number of persons presently eligible to participate in the Plan is 50.

     Options granted under the Plan may be either ISOs or non-qualified stock options. The exercise price of all options will be determined by the Board of Directors, provided, however, that in no event shall the exercise price be less than one hundred percent (100%) of the Fair Market Value of the shares determined as of the date the stock option is granted. With respect to ISOs, the aggregate Fair Market Value (determined as of the Grant
Date) of shares of Common Stock with respect to which all incentive stock options, which first become exercisable by any grantee in any calendar year under this or any other plan of the Company and its Parent and Subsidiary corporations, may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as non-qualified stock options.

     Subject to adjustments provided in the Plan, the shares of stock that may be delivered or purchased with respect to options granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 300,000 shares of Common Stock, $.01 par value, of the Company. The Company shall reserve said number of shares for options under the Plan, subject to certain adjustments provided in the Plan. On August 8, 1997, the bid price for the Common Stock was 3 7/8 and the asked price was 4 3/8, as represented on the Nasdaq SmallCap Market.

     The Plan shall be administered by the Board of Directors. Members of the Board who are either eligible for options or have been granted options may vote on any matters affecting the administration of the Plan or the grant of options pursuant to the Plan, except that no such member shall act upon the granting of an option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of an option to him or her. The Board may, consistent with the Plan, determine persons eligible to participate in the plan, determine the types of options to be granted, determine the conditions and restrictions, if any, subject to which grants will be made, accelerate or otherwise change the time in which an option may be exercised, establish objectives and conditions, if any, for earning options and determining whether options will be granted, and perform all other actions necessary to carry out the purpose and intent of the Plan. Each employee to whom a grant is made shall enter into a written option agreement with the Company containing such provisions, consistent with the Plan, as may be established by the Board. The term during which each option may be exercised shall be determined by the Board; provided, however, that in no event shall an option be exercisable more than ten years from the date it is granted. Payment of the exercise price of options must be made in cash or cash equivalents acceptable to the Board. In certain circumstances, options can also be exercised by an irrevocable instruction to a broker to sell certain of the shares subject to the option to pay the exercise price.

     The following table presents options granted in fiscal 1997, under the Plan, subject to shareholder approval of the Plan.

                        New Plan Benefits
     Diehl Graphsoft Amended and Restated Stock Option Plan

     Name and Position       Dollar Value $     Number of
                                                  Units

Richard Diehl,                                      0
President                         N/A

Executive Group                   N/A             20,000

Non-Executive Director            N/A               0
Group

Non-Executive Officer
Employee                          N/A             15,000
    Group

     The number and type of shares which may be issued upon exercise and the exercise price of options are subject to adjustment in the event of any reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event.

     In the event of any proposed (i) sale, exchange or other disposition of substantially all of the Company assets; or (ii) merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Company's stockholders become entitled to receive cash, securities of the Company other than voting common stock, or securities of another issuer ("Change in Control"), the Board shall take such action as it deems appropriate and equitable to effectuate the purposes of the Plan and to protect the grantees of options, which action may include, but without limitation, any one or more of the following: (i) accelerate or change the exercise dates of any option; (ii) arrange with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and (iii) in any case where equity securities other than Common Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrange that any option shall become one or more options with respect to such other equity securities. Notwithstanding the foregoing, unless the holder of an option granted prior to the effective date of the Plan, consents to a different course of action with respect to his outstanding option, then upon a Change in Control such holder shall be entitled to receive, for the exercise price stated in the option, that number of shares or other securities or property of the corporation resulting from such Change in Control to which each share of Common Stock deliverable upon exercise of the option would have been entitled, upon such Change in Control, had the holder of such option exercised his right to purchase and had said share of Common Stock been issued and outstanding, and had such holder been the holder of record of such share at the time of such event.

     The Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in the Plan, (i) each grantee shall have the right to exercise his option at any time after the commencement of the proceedings for such liquidation and dissolution up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Board may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Board may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange

Act. Any option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date. The Company shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Company and the grantee's rights with respect to his outstanding option.

     No option granted under the Plan shall be transferable by a grantee other than by will or the laws of descent and distribution. An option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required to enable the Board to grant incentive stock options pursuant to the Plan.

     The Board shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Board may amend or modify the grant of any outstanding option in any manner to the extent that the Board would have had the authority to make such option as so modified or amended.

     If the option awarded under the Plan is an ISO, the employee will recognize no income and incur no regular income tax liability upon grant or exercise of the ISO. However, the employee may be subject to the alternative minimum tax upon the
exercise of the ISO.   The Company will not be allowed a
deduction for federal income tax purposes as the result of the exercise of an ISO, regardless of the applicability of the alternative minimum tax to the employee. To be treated as an ISO, the stock option must be exercised during the period of employment or within three (3) months thereafter (or such longer periods as apply for termination due to death or disability). Upon the sale or exchange of the underlying shares after two years from the grant of the option and after one year from the exercise of the option by the employee, any gain to the employee will be treated as a capital gain. Recently enacted federal income tax legislation applies preferential tax rates to capital gains arising with respect to capital assets held for longer than twelve months, eighteen months or five years prior to sale or exchange. If these holding periods are not satisfied, the employee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the employee subject to certain limitations on compensation deductions. Any gain recognized on such a "disqualification" caused by such premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     All other options which do not qualify as ISOs are referred to as non-qualified options. An employee will not recognize taxable income at the time the employee is granted a non-qualified stock option. However, upon its exercise, the employee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. The Company will generally be entitled to a deduction in the same amount as the ordinary income recognized by the employee, subject to certain limitations on compensation deductions, and provided the income is properly reported to the employee for tax purposes. The employee will be required to remit to the Company the applicable withholding tax liability attributable to the income recognized by the employee upon exercise of the option. Upon the subsequent sale of any such shares by the employee, any difference between the sales price and the fair market value at exercise, will be treated as capital gain or loss.

     To the extent payments which are contingent on a change in control are determined to exceed certain Internal Revenue Code limitations, they may be subject to a 20% non-deductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

     The affirmative vote of a majority of the votes cast at the Meeting shall be required to approve the Plan.

     The Board of Directors believes that the Plan is in the best interests of the Company.

     The Board of Directors recommends a vote FOR the adoption of the Amended and Restated Stock Option Plan.

                SELECTION OF INDEPENDENT AUDITORS
                        (PROPOSAL NO. 3)

      Ernst & Young LLP served as independent auditors of the Company for its fiscal year ended May 31, 1997. Ernst & Young LLP has no direct or material indirect interest in the Company. At a meeting held on September 2, 1997, the Company's Directors selected Ernst & Young LLP as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders. If the appointment is not ratified, the Board of Directors will appoint another firm as the Company's independent auditor for the year ending May 31, 1998. The Board of Directors also retains the power to appoint another independent auditor for the Company to replace an auditor ratified by the stockholders in the event that the Board of Directors determines that the interests of the Company require such a change.

      The affirmative vote of a majority of the votes cast at the meeting shall be required to ratify the appointment of Ernst &
Young LLP as independent auditors of the Company for the fiscal year ending May 31, 1998.

      Ernst & Young LLP is not presently expected to have a representative present at the meeting and, therefore, will not make a statement or respond to questions at the meeting.

     The Board of Directors recommends that the stockholders vote
FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending
May 31, 1998.

      SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Frederic Unger was elected as a Board Member in December
1996, and inadvertently failed to file, on a timely basis a Form
3, required by Section 16(a) of the Exchange Act, for the most recent fiscal year.

                VOTE REQUIRED TO APPROVE MATTERS

     The presence in person or by proxy of shareholders entitled to cast a majority of the votes at the Annual Meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. Proxies marked with abstentions, broker non-votes (i.e., proxies from brokers or nominees marked to indicate that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to the vote on a particular matter with respect to which the brokers or nominees do not have discretionary power to vote), and shareholders present at the meeting who abstain from voting, will be treated as present for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of votes cast at the Annual Meeting. The adoption of the Amended and Restated Option Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The ratification of the appointment of Ernst & Young LLP as independent accountants of the Company requires the affirmative vote of a majority of the votes cast at the meeting. Any abstentions or broker non-votes will be disregarded for purposes of determining approval of the aforementioned matters.

     There is no reason to believe that any other business will be presented at this Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

     For a shareholder proposal to be presented at the next annual meeting, it must be received by the Company at its principal executive offices not later than June 16, 1998, in order to be included in the proxy statement and proxy for the 1998 annual meeting. Any such proposal should be addressed to the Company's Secretary and delivered to the Company's principal executive offices at 10270 Old Columbia Road, Suite 100, Columbia, Maryland 21046.


         OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the meeting. If, however, any other business shall come properly before the meeting, the proxy holders intend to vote the proxies in accordance with their best judgment.

                                   /s/
                              Joseph Schmelzle
                              Secretary
Columbia, Maryland
October 14, 1997

                      DIEHL GRAPHSOFT, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   IN CONNECTION WITH THE 1997 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Richard Diehl and Joseph Schmelzle, or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of Diehl Graphsoft, Inc. held of record by the undersigned at the close of business on September 26, 1997 at the Annual Meeting of Stockholders of the Company to be held on November 4, 1997 at 10:00 a.m., Eastern Time and at any adjournment or adjournments thereof, upon the matters set forth herein. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.

 PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN, DATE
 AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

x   Please   If properly executed, the shares represented
    mark     by this proxy will be voted in the manner
    votes    directed herein by the undersigned
    as in    stockholder, or to the extent directions are
    this     not given, such shares will be voted FOR each
    example  of the nominees and FOR each other proposal.

   The Board of Directors recommends a vote "FOR" the nominees listed below and a vote "FOR" Proposals 2 and 3.

                   1.   ELECTION OF DIRECTORS.
                            Nominees:   Richard Hug
                                          Frederic Unger

   FOR ALL NOMINEES LISTED       WITHHOLD AUTHORITY FOR
   (EXCEPT AS INDICATED)         ALL NOMINEES LISTED

    To withhold authority to vote for any nominee, write that nominee's name in the space provided.









          (continued, and to be signed, on other side)

                   (continued from other side)



                                   For     Against  Abstain
2  ADOPTION OF AMENDED AND
 .  RESTATED OPTION PLAN.

3  RATIFICATION OF APPOINTMENT
 .  OF ERNST & YOUNG LLP AS
   INDEPENDENT AUDITORS.


     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.
                       MARK HERE FOR
                          ADDRESS
_                     CHANGE AND NOTE
                    SUCH CHANGE AT LEFT







Please sign and date this proxy exactly as your name appears hereon. Persons acting in a fiduciary capacity should so indicate. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title. If stock is jointly held, each joint owner should sign. PLEASE NOTE any change of address and supply any missing Zip Code number.
            Signature:                         Date:
            Signature:                         Date:
          Additional Signature of Joint Owner
               (if any)